Exhibit 99.9

Software License Agreement (“License”), dated as of August 31, 2005 between Accordis, Inc. (“Licensor”) and Health Management Systems, Inc. (“Licensee”)

          HMS Holdings Corp., the parent corporation of Licensee, and Accordis Holding Corp., the parent corporation of Licensor (“AHC”), entered into a Stock Purchase Agreement (“SPA”) dated as of August 31, 2005 providing for Licensor and Licensee to enter into this License. Capitalized terms not defined in this License shall have the meaning set forth in the SPA.
          In consideration of the mutual benefits to be derived from this License and of the conditions, agreements and promises contained herein, Licensor and Licensee agree as follows:
          1. Grant. Subject to the terms and conditions of this License and effective upon the Closing Date, Licensor hereby grants to Licensee a non-exclusive license, perpetual, royalty-free license to (i) use internally the Licensed Software (as defined below) solely for processing data of Licensee for its sole benefit and not for the benefit of any third party, (ii) to make a reasonable number of copies of the Licensed Software necessary to use the Licensed Software as licensed hereunder and to make a reasonable number of backups for disaster recovery purposes, and (iii) to modify the Licensed Software and use such modified software for any purpose and in any manner for which use of the Licensed Software is authorized hereunder.
          2. Termination. Without prejudice to any other rights hereunder, Licensor may immediately terminate the license granted herein, only with respect to Accessline, if Licensee breaches the terms of use of the Licensed Software set forth in this License and fails to cure such breach within 30 days following written notice to Licensee of any such breach.
          3. Definitions. “Licensed Software” means the object code and source code forms of the RCR/Standard Processing software code and the version of the AccessLine software code that was used by the Licensee for data processing in its own business operations immediately prior to the Closing Date, and related documentation that was in Licensee’s possession (if any) immediately prior to the Closing Date.
          4. Further Limitations of Use. Licensee shall not reverse engineer, distribute, sublicense or otherwise make the Licensed Software available to third parties. The use of the Licensed Software permitted to Licensee hereunder shall be limited to the data reformatting and translation applications to which it applied the Licensed Software on its own behalf immediately prior to the Closing Date. In no event may the Licensed Software be used in or for a business that provides to hospitals, emergency medical transport agencies or other similar organizations located in North America that primarily provide healthcare services to patients any of the services currently provided by either the EMS Business or the Business Office Business or any other complementary services currently provided by the Businesses that involve the management of healthcare accounts receivable for such providers.

          5. No Obligation to Deliver Documentation. Licensor shall have no obligation to deliver to Licensee any documentation relating to the Licensed Software.
          6. Warranty Disclaimer and Limitations. NOTWITHSTANDING ANYTHING ELSE HEREIN, LICENSOR PROVIDES THE LICENSED SOFTWARE AS IS, WITHOUT WARRANTY OF ANY KIND. TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, LICENSOR DISCLAIMS ALL WARRANTIES WITH RESPECT TO THE LICENSED SOFTWARE INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, AND NONINFRINGEMENT. THE ENTIRE RISK ARISING OUT OF THE USE OR PERFORMANCE OF THE LICENSED SOFTWARE REMAINS WITH LICENSEE. NOTWITHSTANDING ANYTHING ELSE IN THIS AGREEMENT OR OTHERWISE, NEITHER PARTY NOR ITS AFFILIATES SHALL BE LIABLE TO THE OTHER OR TO ANY OTHER PERSON OR ENTITY WITH RESPECT TO ANY SUBJECT MATTER OF THIS AGREEMENT, UNDER ANY EQUITY, COMMON LAW, TORT, CONTRACT, ESTOPPEL, NEGLIGENCE, STRICT LIABILITY OR OTHER THEORY, FOR ANY (A) INCIDENTAL, SPECIAL, PUNITIVE, CONSEQUENTIAL OR INDIRECT DAMAGES, (B) DAMAGES RESULTING FROM LOSS OF SALE, BUSINESS, PROFITS, OPPORTUNITY OR GOODWILL, (C) DAMAGES RESULTING FROM LOST OR CORRUPTED DATA OR CONTENT, OR (D) COST OF PROCUREMENT OF SUBSTITUTE GOODS, TECHNOLOGY OR SERVICES, EVEN IF THE REMEDIES PROVIDED FOR IN THIS AGREEMENT FAIL OF THEIR ESSENTIAL PURPOSE AND EVEN IF SUCH OTHER PARTY OR ENTITY HAS BEEN ADVISED OF THE POSSIBILITY OF ANY OF THE FOREGOING DAMAGES.
          7. Assignment and Transfer. Neither party may assign or transfer this license without the express written permission of the other, except that (a) Licensee may assign this License in accordance with Section 8.12 of the SPA, and (b) Licensor may assign this License in connection with a sale of substantially all of Licensor’s rights in the Licensed Software.
          8. Miscellaneous Provisions. This License and the Licensed Software shall be deemed confidential and subject to the provisions of the Confidentiality Agreement between Licensee and AHC. The provisions of Sections 8.6 through 8.11 inclusive of the SPA are incorporated by reference, with the understanding that notices to Licensor may be given hereunder in the manner as notices to AHC may be given under the SPA.
[Signature page follows]

HEALTH MANAGEMENT SYSTEMS, INC.
By:
Name:
Title:

ACCORDIS, INC.
By:
Name:
Title: